March 9-11, 2009
W. Stancil Starnes Chairman and Chief Executive Officer
Edward L. Rand, Jr. Chief Financial Officer
Frank B. O’Neil Investor Relations Officer
Raymond James & Associates
Raymond James & Associates
30th Annual Institutional Investors Conference
30th Annual Institutional Investors Conference

Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
Non-GAAP Measures

ProAssurance: Quick Facts
  Market Cap: $1.4 Billion / Equity: $1.4 Billion
  Fifth largest writer of medical liability
  Writing business in 30 jurisdictions
  Approximately 39,000 policyholders
  32,500 physicians & dentists
  8,100 attorneys
  Majority in small or solo practice
  Highly rated by A. M. Best and Fitch

ProAssurance: Long-Term Success
  Our Balance Sheet remains strong
  Conservative investments
  Little debt
  Low leverage
  Solid stock performance over time
  Growing organically and through M & A
  Adding over $100 million to our top line in 2009
 through M & A
  Diversifying our risk profile

ProAssurance: Long-Term Success
NYSE Closing Price at Each year-End
Stock Price Performance
Cumulative
CAGR
10 year
 249%
 10%
5 year
 135%
 6%
1 year
 -5%
 -5%

ProAssurance: Long-Term Success
NYSE Closing Price at Each year-End
Book Value Growth
Cumulative
CAGR
10 year
 67%
 13%
5 year
 51%
 10%
1 year
 10%
 10%

ProAssurance: 2008 Highlights
  Increased Shareholders’ Equity
 and Book Value per Share
  Significantly increased profits
  Announced three M&A transactions
  Major brand enhancement project

Entering 2009 in a Strong Position
$ amounts
in Billions

ProAssurance 2008 highlights
in millions, except per share data
Gross Premiums Written $ 472  $ 549 - 14%
Net Investment Income   158  171 - 8%
Total Revenue   567   706 - 20%
Total Expenses   470   561 -16%
Operating Income $ 207 $ 172 20%
Net Income (Includes Investment Losses) $ 178 $ 168 6%
Operating Income/Diluted Share $ 6.07 $ 4.90 24%
Operating Cash Flow $ 165 $ 244 -32%
  December 31,  Y-OVER-Y

 2008  2007 CHANGE

Responding to Low Interest Rates
Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Responding to Low Interest Rates
Loss ratio required
to generate a 13%
after-tax ROE
Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year

Excess Capital vs. Excess Capacity

  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
  Repurchased additional
 $22 million of debt in Q4
12/31/2008

Balancing Risk vs. Return

  Our conservative investment
 philosophy balances
 risk and return
  We are building cash and short-
 term balances as we look to the
 future
  Low equity allocation helps
 mute the impact of the volatile
 equity markets
$3.6 Billion
$3.6 Billion
Portfolio
Portfolio
Fixed Income:
83%
Fixed Income:
83%
Short
Term: 13%
Short
Term: 13%
Equity and Other
Investments: 2%
Equity and Other
Investments: 2%
BOLI: 2%
BOLI: 2%
12/31/2008

Fixed Income: $3.0 Billion
12/31/2008

Operation Discipline: Claims
  Our balance sheet strength and deep expertise
 ensures our insureds have the option of an
 uncompromising defense of their claim
  We defend our insureds at trial more often
 than any other company in our line
  Provides a long-term financial and marketing
 advantage
  A key differentiating factor in the market
 as claims data becomes public

Claims Trends Remain Favorable
ProAssurance Claims Tried

The Age of Transparency
Board / Discipline / Med Mal
Med Mal disclosure
legislation proposed
P

Operational Discipline: Underwriting
  Pricing Discipline
  Rates on renewing business down less than 10%
 from the peak of pricing in 2006
  Rates down 2% in 2007
  Rates down 7% in 2008
  Use of credits allows us to maintain existing
 rate filings
  Pricing developed using multiple years
  Not unduly influenced by current market
 conditions

Operational Discipline: Actuarial
Initial Accident Year Loss Ratios
2008 Industry is
A. M. Best Data
Through Q3 2008

Operational Discipline: Actuarial
Reserve History
(billions)
2008
 $ 2.7
2007
 $ 2.9
2006
 $ 2.6
2005
 $ 2.2
2004
 $ 1.8

Growth Opportunities in 2009
  We have announced three transactions that
 diversify and add significant premium
  We are incrementally expanding our footprint
  Wyoming and South Carolina
  Taking advantage of improving conditions in
 selected markets within our footprint

New Transactions to Strengthen Us
  The PICA Group
  Leading insurer of podiatric physicians nationwide
  National market share: approximately 70%
  2008 Premiums: $97 million
  Profitable
  Well managed
  Low integration risk
  Joining PRA through a sponsored demutualization

Adding the PICA Group
  Expands our footprint nationwide
  Adds ~16,600 insureds
  9,800 DPMs
  6,800 other providers
  93% Direct
  Largest States:
  CA, FL, NY, IL, TX
PICA’s Business Profile
PICA’s Business Profile
11%
7%
9%
7%
8%

New Transactions to Strengthen Us
  Mid-Continent General Agency
  Growing market for ancillary healthcare
 professional liability
  Produced $26 million of premium in 2008
  Georgia Lawyers Insurance Company
  A leading insurer of Georgia attorneys
  2008 Premium: $5.7 million
  Solidifies our presence in the legal professional
 liability market
  Both drive growth in key areas

Summary:
Successfully Executing a Proven,
Disciplined Strategy
Summary:
Successfully Executing a Proven,
Disciplined Strategy

The Promise of Treat Fairly
  Treated Fairly is our brand enhancement initiative
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  We run our business as owners who are
 rewarded for long-term success

ProAssurance
  Concentrating on shareholder value
  Growing Book Value per Share
  Focused on the long-term
  Maintaining leading market position
  Protecting the balance sheet
  Building strength for the next cycle turn
  Evaluating all M & A opportunities

ProAssurance
  Proven success throughout the cycles
  Disciplined pricing and underwriting
  Consistent reserving policy
  Proven claims strategy
  Balance sheet strength
  Significant share ownership throughout the
 company
  Demonstrated commitment to a long-term
 view of a complicated business

Appendix: Claims Data
Appendix: Claims Data

Why Claims Strategy Matters
Favorable
Outcomes:
82%
Favorable
Outcomes:
82%
Favorable
Outcomes:
74%
Favorable
Outcomes:
74%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
81.4%
ProAssurance Stand Alone
2005 - 2007
76.0%
64.3%

Appendix: Investments
Appendix: Investments

Portfolio Overview
12/31/2008

12/31/2008

Equities & Other Investments
$ in 000’s
Performance Q1, 2005 - Q4, 2008

12/31/2008

  Alt-A LTV: 62%
  Whole Loan LTV: 57%
  Further Details Provided on
 Sub-Prime and CMBS on
 following pages
Bloomberg Data
12/31/2008

Portfolio Overview: Sub-Prime
  $11.7 million market value in AFS portfolio
  $2.5 million unrealized loss)
  $5.0 million market value in high-yield LP
 rated BB
  LP’s focus is distressed ABS)
At 12/31/08
Type
Quality
$6.9Mln
Mortgage-Backed
AA+ avg - LTV 72%
$4.7Mln
Home Equity
AA avg
At 12/31/08
Vintage
 $6.2 Mln
2004 & Prior
 $3.7 Mln
2005
Quality & Vintage information only on direct holdings
12/31/08

Portfolio Overview: CMBS
  $171 million Fair Value in non-agency CMBS
  Book Value: $194 Book Value
  6% of fixed income portfolio
At 12/31/08
Quality
$169 Mln
AAA
$2 Mln
AA
At 12/31/08
Wtd Avg LTV
 85%
<70%
 15%
<72%
At 12/31/08
Credit Support
 78%
>20%
 7%
15% - 20%
 12%
10% - 15%
 3%
Less than 10%
At 12/31/08
Deal Cumulative Delinquencies
 32%
None
 36%
0% - 0.5%
 16%
0.5% - 1.0%
 14%
1.0% - 2.0%
 2%
2.0% - 2.6%
At 12/31/08
Debt Service Coverage
 89%
>1.5x
 11%
>1.2-1.5x
AT
12/31/2008

12/31/2008

Portfolio: Corporate-Financials
  Top 20 Largest Banks/Financials: $ 200 million
  $17 mm FDIC
BoA/ML $27 ($1)
Credit Suisse $7
Wells/Wachovia $21
Depfa ACS $5
M Stanley $24 ($4)
DeutscheBk $5
JPM Chase $20 ($10)
BONY $5
GECC $13
Unilever Cap $4
Amer Exp $12
John Deere Cap $4
Citi $11
CIT $4
Goldman $9
Met Life $4
Hypotheken Essn $9
FMCC $4
NRUC $9
CAT Fin $3
FDIC backed listed in parentheses

12/31/2008

Portfolio: Treasury/GSE
12/31/2008

Portfolio: FRE and FNM
12/31/2008

Portfolio Overview: Short Term
12/31/2008

12/31/2008

Appendix: Industry History
Appendix: Industry History

Will History Repeat Itself—Again?
Source: A. M. Best Aggregates and Averages 1976 - 2001
Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Appendix: M & A History
Appendix: M & A History

Profitable Growth Through M & A
  ProAssurance has been built through M & A
  ProAssurance was
 formed by the
 combination of two
 successful companies
 with a history of M & A

Profitable Growth Through M & A
  ProAssurance has been built through M & A
  Each company brought
 multiple transactions
 into ProAssurance at
 our founding in 2001

Profitable Growth Through M & A
  ProAssurance has been built through M & A
  We have continued to
 grow through M & A
  NCRIC in the mid-
 Atlantic
  PIC-Wisconsin in the
 upper Midwest

Denovo Growth Also Plays a Role
  We have added states as opportunities arose
  We carefully evaluate
 the medical and legal
 climate of each state
 before entering
  We are the market
 leaders in AL, DE, DC,
 OH, & WI